Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for Puget Energy, Inc. and Puget Sound Energy, Inc. (the "Companies") for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Bertrand A. Valdman, Senior Vice President Finance and Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: March 1, 2007
/s/ Bertrand A. Valdman
Bertrand A. Valdman
Senior Vice President Finance and
Chief Financial Officer